UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 6/30/2006

Owens Corning

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 1-3660

DE	34-4323452
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Owens Corning Parkway, Toledo, OH 43659

(Address of Principal Executive Offices, Including Zip Code)

419-248-8000

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 8.01. Other Events.

As previously reported, on October 5, 2000 (the “Petition Date”), Owens Corning and certain of its United States subsidiaries (collectively, the “Debtors”) filed voluntary petitions with the United States Bankruptcy Court for the District of Delaware (the “Court”) seeking relief under Chapter 11 of the United States Bankruptcy Code.

Also as previously reported, on June 5, 2006, the Debtors, together with the Official Committee of Asbestos claimants and the Legal Representative for the class of future asbestos claimants (collectively, the “Proponents”), filed with the Court a Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (the “Sixth Amended Plan”) and a Disclosure Statement with respect to the Sixth Amended Plan (the “Disclosure Statement”).

On June 30, 2006, the Proponents filed with the Court a revised Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (the “Revised Sixth Amended Plan”) along with Exhibit J to the Revised Sixth Amended Plan, “Form of Collar Agreement” (“Exhibit J”) and Exhibit P to the Revised Sixth Amended Plan, “Form of Registration Rights Agreement” (“Exhibit P”). A copy of the Revised Sixth Amended Plan is being filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of Exhibit J is being filed as Exhibit 2.2 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of Exhibit P is being filed as Exhibit 2.3 to this Current Report on Form 8-K and is incorporated by reference herein. The Revised Sixth Amended Plan, Exhibit J and Exhibit P have not been approved by the Court and are subject to amendment.

On June 30, 2006, the Proponents also filed with the Court a revised Disclosure Statement with respect to the Revised Sixth Amended Plan (the “Revised Disclosure Statement”). A copy of the Revised Disclosure Statement is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The Revised Disclosure Statement has been prepared in accordance with Section 1125 of the United States Bankruptcy Code and Rule 3016 of the Federal Rules of Bankruptcy Procedure and not in accordance with federal or state securities laws or other non-bankruptcy laws or regulations. The Revised Disclosure Statement has not been approved by the Court and is subject to amendment.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1	Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession, dated June 30, 2006.

2.2	Exhibit J to the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession.

2.3	Exhibit P to the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession.

99.1	Disclosure Statement With Respect To Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors and Debtors-In-Possession, dated June 30, 2006.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Owens Corning

Date: July 5, 2006	By:	/s/ Rodney A. Nowland
Rodney A. Nowland
Assistant Secretary

Exhibit Index

Exhibit No.	Description
2.1	Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession, dated June 30, 2006.

2.2	Exhibit J to the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession.

2.3	Exhibit P to the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession.

99.1	Disclosure Statement With Respect To Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors and Debtors-In-Possession, dated June 30, 2006.